================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 22, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   ----------

                     ALLIED RISER COMMUNICATIONS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   ----------

        DELAWARE                     1-15425                    75-2789492
(STATE OF INCORPORATION)    (COMMISSION FILE NUMBER)          (IRS EMPLOYER
                                                          IDENTIFICATION NUMBER)

                                   ----------

            1700 PACIFIC AVENUE, SUITE 400, DALLAS, TEXAS 75201-4679 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (214) 210-3000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


================================================================================

ITEM 5. OTHER EVENTS.

         On June 22, 2000, Allied Riser Communications Corporation issued a press release announcing that it will issue $150 million 7 1/2% Convertible Subordinated Notes due 2007. A copy oF the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by this reference.

         On June 28, 2000 Allied Riser Communications Corporation issued a press release announcing the completion of its offering of $150 million 7 1/2% Convertible Subordinated Notes due 2007. A copy of this press release is attached as Exhibit 99.2 and is incorporated herein by this reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits:

                  Exhibit
                   Number    Description

                    99.1     Press Release, dated June 22, 2000 (filed herewith)

                    99.2     Press Release, dated June 28, 2000 (filed herewith)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        ALLIED RISER COMMUNICATIONS CORPORATION



                                        By:  /s/ DAVID H. CRAWFORD
                                             -----------------------------------
                                             David H. Crawford
                                             Chief Executive Officer

Date: June 29, 2000

                                INDEX TO EXHIBITS

Exhibit
Number           Description
-------          -----------

 99.1            Press Release, dated June 22, 2000 (filed herewith)

 99.2            Press Release, dated June 28, 2000 (filed herewith)